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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 15, 2002.

          Senior Subordinated Pass Through Certificates Series 2002-C
               (Exact name of registrant as specified in charter)

   North Carolina              applied for               applied for
   -------------------------------------------------------------------
 (State or other jurisdiction  (Commission           (IRS Employer
   of incorporation)            File Number)       Identification No.)

         c/o JPMorgan Chase
         Attention:  Craig Kantor
         450 West 33rd Street 14th floor
         New York, NY                                  10001
   ----------------------------------------------------------------------
        (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (212) 946-3651

================================================================================
         (Former name or former address, if changed since last report.)

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           Senior Subordinated Pass Through Certificates Series 2002-C

                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         Senior Subordinated Pass Through Certificates Series 2002-C (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2002-C (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on September 15, 2002. Oakwood Acceptance Corporation, LLC, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on September 15, 2002.

Item 8.  Change in Fiscal Year.

         Not Applicable.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SENIOR SUBORDINATED PASS
                                                     THROUGH CERTIFICATES SERIES
                                                     2002-C, Registrant



                                By:  Oakwood Acceptance Corporation, LLC,
                                     as servicer
September 23, 2002
                                /s/ Douglas R. Muir
                                    Vice President

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                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                  Numbered Pages
                                                            --------------------
20.1     Monthly Remittance Report relating to Distribution
         Date occurring on September 15, 2002...................................